Exhibit 10.5

Amendment to Loan Documents
THIS AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is made as of July 10, 2025, by and among EVERCORE PARTNERS SERVICES EAST L.L.C. (the “Borrower”); EVERCORE LP and EVERCORE GROUP HOLDINGS L.P. (each, an “Existing Guarantor”); EVERCORE INC. (the “New Guarantor”; together with the Existing Guarantors, the “Guarantors” and each a “Guarantor”; the Guarantors, collectively with the Borrower, each, a “Loan Party” and, collectively, the “Loan Parties”); and PNC BANK, NATIONAL ASSOCIATION (the “Bank”).
BACKGROUND
A.    The Loan Parties have executed and delivered to the Bank one or more promissory notes, letter agreements, loan agreements, security agreements, mortgages, pledge agreements, collateral assignments, and other agreements, instruments, certificates and documents, some or all of which are more fully described on attached Exhibit A, which is made a part of this Amendment (collectively as amended from time to time, the “Loan Documents”), which evidence or secure some or all of the Obligations (as defined in the Loan Documents). Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents.
B.    The Borrower, the other Loan Parties and the Bank desire to amend the Loan Documents as provided for in this Amendment.
NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:
1.Certain of the Loan Documents are amended as set forth in Exhibit A. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.
2.Each of the Loan Parties hereby certifies that: (a) all of the representations and warranties made by such Loan Party in the Loan Documents are, except as may otherwise be stated in this Amendment, true and correct in all material respects as of the date of this Amendment (except to the extent stated to relate to a specific earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date, and provided that if a representation and warranty contains a materiality or Material Adverse Effect qualification, it is true and correct in all respects), (b) no Default or Event of Default exists under any Loan Document which will not be cured by the execution and effectiveness of this Amendment, (c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar law relating to creditors’ rights generally). Each of the Loan Parties confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment.
3.Each of the Loan Parties hereby confirms that the contractual possessory security interest in certain collateral of the Bank with respect to the Borrower’s obligations to the Bank under the Note (as defined in Exhibit A hereto) shall continue unimpaired and in full force and effect, and shall cover and secure all of such obligations, as modified by this Amendment.

4.As a condition precedent to the effectiveness of this Amendment, each of the Loan Parties shall comply with the terms and conditions (if any and to the extent applicable to such Loan Party) specified in Exhibit A.
5.To induce the Bank to enter into this Amendment, each Loan Party waives and releases and forever discharges the Bank and its officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind that it may have against the Bank or any of them arising out of or relating to the Obligations, in each case, as of the date of this Amendment. The Borrower and the other Loan Parties each further agree to indemnify and hold the Indemnified Parties harmless from any loss, damage, claim, liability or expense (including attorneys’ fees) suffered by or rendered against any Indemnified Party on account of any claims arising out of or relating to the matters referred to in the Loan Documents or the use of any advance thereunder; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.
6.This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart. Upon written request by the other party (which may be made by electronic mail), any party so executing this Amendment by facsimile or other electronic transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile or other electronic transmission.
7.Notwithstanding any other provision herein or in the other Loan Documents, each of the Loan Parties agrees that this Amendment, the Note, the other Loan Documents, any other amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a “Communication”) may, at the Bank’s option, be in the form of an electronic record. Any Communication may, at the Bank’s option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention. The Borrower and the Bank acknowledge and agree that the methods for delivering Communications, including notices, under the Loan Documents include electronic transmittal to any electronic address provided by either party to the other party from time to time.
8.Each of the Loan Parties hereby (a) ratifies and affirms all the provisions of the Loan Agreement and the other Loan Documents as amended hereby, (b) agrees that the terms and conditions of the Loan Agreement and the other Loan Documents shall continue in full force and effect as amended hereby and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment or any other documents or instruments executed in connection herewith, and (c) acknowledges and agrees that it has no defense, set-off, counterclaim or challenge against the payment of any sums currently owing under the Loan Agreement and the other Loan Documents or the enforcement of any of the terms or conditions thereof and agrees to be bound thereby and perform thereunder. Without limiting the foregoing, each Guarantor, by its execution of this Amendment, hereby consents to this Amendment and confirms and ratifies that all of its obligations as a Guarantor under the Guaranty Documents shall continue in full force and effect, including with respect to the Loan Agreement and the Note as amended hereby, including as the maximum amount of the Line of Credit is being increased hereby.
9.As of the Second Amendment Effective Date (as defined in Exhibit A hereto), each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Loan Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Loan Agreement as amended hereby, and this Amendment and the Loan Agreement shall be read together and construed as a single instrument.

10.Except as expressly modified hereby, the Loan Agreement and the other Loan Documents shall continue to be, and shall remain, unaltered and in full force and effect in accordance with their terms and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment and the Note shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Bank under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents for any purpose, except in each case as expressly set forth herein.
11.This Amendment, the Note, the Guaranty Documents and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter hereof and shall supersede all oral negotiations and the terms of prior writings with respect hereto or thereto.
12.The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.
13.No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.
14.The jurisdiction and other provisions in Section 10.16 of the Loan Agreement are incorporated herein by reference mutatis mutandis.
15.This Amendment will be binding upon and inure to the benefit of the Loan Parties and the Bank and their respective heirs, executors, administrators, successors and permitted assigns.
16.This Amendment has been delivered to and accepted by the Bank and will be deemed to be made in the State of New York. This Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of New York.
17.This Amendment constitutes the sole agreement of the parties with respect to the transactions contemplated hereby and shall supersede all oral negotiations and the terms of prior writings with respect hereto. From and after the Second Amendment Effective Date, all references in the Loan Agreement (as defined in Exhibit A), the Note (as defined in Exhibit A), the Guaranty (as defined in Exhibit A) and each of the other Loan Documents to the Loan Agreement, the Note, the Guaranty Documents or the other Loan Documents shall be deemed to be references to the Loan Agreement, the Note, the Guaranty Documents and such other Loan Documents, as modified hereby. This Amendment, the Note and the Guaranty shall constitute a Loan Document for all purposes under the Loan Agreement and each of the other Loan Documents.
18.Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
19.This Amendment shall not constitute a termination of the Loan Agreement nor a novation of any indebtedness or other obligations owing to the Bank under the Loan Agreement or any Liens or security interests, if any, granted thereunder or under any other Loan Document. All such security interests and Liens, if any, granted under the Loan Documents shall continue in full force and effect as amended, supplemented or otherwise modified herein. On the Second Amendment Effective Date, the Loan facilities described in the Existing Loan Agreement shall be amended, supplemented and modified in their entirety by the facilities described herein and in the Loan Agreement attached hereto as Exhibit A, the Note attached hereto as Exhibit B, and the Guaranty attached hereto as Exhibit C and all advances, Loans and other obligations of the Loan Parties outstanding as of the Second Amendment Effective Date under the Existing Loan Agreement shall be deemed to be advances, Loans, and obligations outstanding under the corresponding facilities described in the Loan Agreement attached hereto as Exhibit A, the Note attached hereto as Exhibit B and the Guaranty attached hereto as Exhibit C, without any further action by any Person.

20.The Borrower agrees to pay to the Bank all reasonable and documented out-of-pocket costs and expenses incurred by the Bank in connection with the preparation, negotiation and delivery of this Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of outside counsel to the Bank, whether invoiced before or after the Second Amendment Effective Date.
21.Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any Default or Event of Default, or a waiver or release of any of the Bank’s rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the waiver of jury trial contained in the Loan Documents to which it is a party, which is incorporated herein by reference.

WITNESS the due execution of this Amendment as of the date first written above.

EVERCORE PARTNERS SERVICES EAST L.L.C.

By: /s/ Timothy LaLonde
Name: Timothy LaLonde
Title: Chief Financial Officer

EVERCORE INC.

By: /s/ Timothy LaLonde
Name: Timothy LaLonde
Title: Chief Financial Officer

EVERCORE LP

By: /s/ Timothy LaLonde
Name: Timothy LaLonde
Title: Chief Financial Officer

EVERCORE GROUP HOLDINGS L.P.

By: /s/ Timothy LaLonde
Name: Timothy LaLonde
Title: Chief Financial Officer

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Sheryl S. Jordan
Name: Sheryl S. Jordan
Title: Executive Vice President

EXHIBIT A TO
AMENDMENT TO LOAN DOCUMENTS
DATED AS OF July 10, 2025

A.    Loan Documents. The Loan Documents that are the subject of this Amendment include the following (as any of such documents has been amended, modified or otherwise supplemented):

1.    $85,000,000.00 Revolving Line of Credit Note, dated October 28, 2024, executed and delivered by the Borrower to the Bank and the Amendment to Loan Documents dated March 17, 2025 (as heretofore amended, restated, amended and restated, supplemented or otherwise modified, the “Existing Note”; the Existing Note, as amended and restated on the date hereof and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note”).

2.    Loan Agreement, dated as of October 28, 2024 between the Borrower and the Bank and the Amendment to Loan Documents dated March 17, 2025 (as heretofore amended, restated, amended and restated, supplemented or otherwise modified, the “Existing Loan Agreement”; the Existing Loan Agreement as amended on the date hereof and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

3.    Guaranty and Suretyship Agreement, dated as of October 28, 2024, by Guarantor in favor of the Bank (as heretofore amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Guaranty”; the Existing Guaranty, as amended and restated on the date hereof and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guaranty”).

4.    All other documents, instruments, agreements, and certificates executed and delivered in connection with the Loan Documents listed in this Section A.

B.    Amendment(s). The Loan Documents are amended as follows:

1.    Amendments to Existing Loan Agreement, Addendum and Schedules. The Existing Loan Agreement and the Addendum thereto (including all Schedules thereto) are each, effective as of the Second Amendment Effective Date (as defined below), hereby amended to (i) delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and (ii) add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in the pages of the Loan Agreement and the Addendum thereto (including all Schedules thereto) attached hereto as Exhibit A.

2.    Note and Guaranty. The Existing Note and the Existing Guaranty are each being amended and restated in their entirety on the date hereof.

C.    Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (such date, the “Second Amendment Effective Date”) when each of the following conditions precedent is satisfied or waived:

1.    Authorization Documents. The Bank shall have received a certificate of a Responsible Officer of each Loan Party dated the date hereof certifying (a) that attached thereto is a true and complete copy of the resolutions, in form and substance reasonably satisfactory to the Bank, of its members or other governing body authorizing the execution, delivery and performance of each Loan Document to which it is a party, and that such resolutions have not been amended, modified, revoked or rescinded in any manner and are in full force and effect, (b) that attached thereto is a true and complete copy of its certificate of formation or equivalent document, certified by the Secretary of State of the State in which it is formed, and its organizational documents and that such certificate of formation or equivalent document and organizational documents have not been amended, modified, revoked or rescinded and are in full force and effect, (c) as to the incumbency and specimen signatures of each officer executing the Loan Documents on its behalf, and (d) that (i) the representations made by it contained in the Loan Documents to which it is a party are true and correct, (ii) it is in compliance with all of its covenants contained in the Loan Documents to which it is a party, (iii) there exists no Default or Event of Default after giving effect to this Amendment, and (iv) no Material Adverse Effect has occurred since December 31, 2024;

2.    Receipt of Loan Documents. The Bank shall have received a counterpart of this Agreement, the Amended and Restated Note and the Amended and Restated Guaranty, each executed by each party hereto or thereto;

3.    2025 Note Purchase Agreement. The Bank shall have received (i) a true and correct copy of the 2025 Note Purchase Agreement and Amendments to each of the other Note Purchase Agreements and (ii) a Certificate of the Borrower attesting that the 2025 Note Purchase Agreement and such Amendments have become effective or will become effective simultaneously with this Amendment, and each such document shall be in form and substance acceptable to the Bank;

4.    Good Standing. The Bank shall have received certificates of good standing, subsistence and/or status dated a recent date from the Secretary of State or appropriate taxing or other authorities in the jurisdiction of incorporation or organization of each Loan Party;

5.    Opinion of Borrower’s Counsel. The Bank shall have received a written opinion of the Loan Parties’ counsel addressed to the Bank and covering such matters as the Bank may reasonably require;

6.    Searches. The Bank shall have received such UCC, tax and judgment lien searches as the Bank shall have requested, the results of which shall be satisfactory to the Bank;

7.    Closing Fee. The Borrower shall have paid to the Bank a closing fee of 0.10% of the aggregate increase in the amount of the Line of Credit (i.e., $140,000) which shall be fully earned and non-refundable as of the date hereof, and, to the extent invoiced at least one (1) Business Day prior to the date hereof, reimburse Bank for any other costs and expenses due and payable pursuant to Section 20 of this Amendment.

8.    To the extent requested by the Bank, the Bank shall have received (x) an executed Certification of Beneficial Ownership for each Loan Party, in form and substance acceptable to the Bank, and (y) such other documentation and other information reasonably requested by the Bank in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act.

EXHIBIT A

Amended Loan Agreement

EXHIBIT B

Amended and Restated Revolving Line of Credit Note

EXHIBIT C

Amended and Restated Guaranty and Suretyship Agreement